Commission File No. 002-85378

Commission File No. 811-03462

MEEDER FUNDS TRUST

MEEDER PRIME MONEY MARKET FUND

Supplement dated November 2, 2021

to the Prospectus and Statement of Additional Information

dated April 16, 2021

The Board of Trustees (“Board”) of Meeder Funds (“Trust”) has determined that it is in the best interests of shareholders to liquidate the Prime Money Market Fund (“Fund”), a series of the Trust, pursuant to a plan of liquidation approved by the Board. The Board has determined to liquidate the Fund with the liquidation payment to shareholders expected to take place on or about December 28, 2021 (“Liquidation Date”). After the close of business on November 30, 2021, the Fund will discontinue accepting purchase orders, including investments made by check, electronic funds transfer or automated account builder programs. Any checks presented for payment to the Fund’s transfer agent pursuant to the Fund’s check-writing redemption feature on or after the Liquidation Date will not be honored.

Shareholders should be aware that while the Fund is preparing to liquidate, it will not be pursuing its stated investment objective or engaging in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets, paying its liabilities, and distributing its remaining assets to shareholders.

Shareholders may redeem their holdings of the Fund until market close on December 27, 2021 and may incur typical transaction fees from their broker-dealer. Shareholders who do not redeem their shares of the Fund before market close on December 27, 2021 will receive cash equal to the amount of the net asset value of their shares, which will include any capital gains and dividends, delivered by check to their address of record or through deposit to the cash portion of their brokerage accounts, on or about the Liquidation Date.

Shareholders may exchange shares of the Fund for shares of any other Fund within the Trust, pursuant to the Trust’s exchange policy, through the last business day immediately preceding the Liquidation Date. The liquidation of the Fund may result in one or more taxable events for shareholders subject to federal income tax. Shareholders should consult their personal tax professionals concerning all tax consequences applicable to their investment in the fund and the tax impact of the liquidation of the fund.

If you have questions or need assistance, please contact your financial advisor directly or the Meeder Funds at (800) 325-3539.

Please retain this Supplement for your reference.